Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LUMINAR TECHNOLOGIES, INC.,	§	Case No. 25-90807 (CML)
et al.,	§
	§	(Jointly Administered)
Debtors.[1]	§
§

NOTICE OF SALE, GLOBAL BIDDING PROCEDURES,
AUCTION, INDENTURE-RELATED ACTIONS, AND SALE HEARING

PLEASE TAKE NOTICE OF THE FOLLOWING:

On December 18, 2025, Luminar Technologies, Inc. (“Luminar Parent”) and its debtor affiliates, as debtors and debtors in possession in the above captioned chapter 11 cases (collectively, the “Debtors”)2 filed with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) a motion (Docket No. 86) (the “Motion”)3 for, among other things:

[1]
The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows:  LAZR Technologies, LLC (8909); Luminar Technologies, Inc. (4317); and Luminar, LLC (7133). The Debtors’ mailing address is 2603 Discovery Drive, Suite 100, Orlando, Florida 32826.

[2]
On December 31, 2025, affiliates of the Debtors, Condor Acquisition Sub I, Inc. (Case No. 25-90819) and Condor Acquisition Sub II, Inc. (Case No. 25-90820), filed voluntary chapter 11 petitions with the Court.  These debtors will be seeking relief from the Court to, among other things, have their chapter 11 cases jointly administered with the above captioned chapter 11 cases, and requesting that the Bidding Procedures Order, including with respect to any sale of the LiDAR Assets, apply to such entities.  Additional U.S. affiliates of the Debtors (other than LSICo and its subsidiaries proposed to be sold pursuant to the LSI Stalking Horse Agreement) may also file voluntary chapter 11 petitions at a future date, if the Debtors determine doing so is necessary to facilitate implementing a 363 sale or a chapter 11 plan.

[3]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

1.
An order (the “Bidding Procedures Order”), (i) authorizing and approving the Global Bidding Procedures, attached to the Bidding Procedures Order as Exhibit 1, in connection with the sale of the Assets, in whole or in part, through one or more Sale Transactions; (ii) authorizing the Debtors to designate Quantum Computing Inc. as the stalking horse bidder for the LSI Assets (the “LSI Stalking Horse Bidder”) and offer the LSI Stalking Horse Bidder a break-up fee and capped expense reimbursement as set forth in the LSI Stalking Horse Agreement; (iii) authorizing the Debtors to designate one or more stalking horse bidders (each, a “LiDAR Stalking Horse Bidder” and together with the LSI Stalking Horse Bidder, the “Stalking Horse Bidders”) for the LiDAR Assets and offer each such bidder(s) a break-up fee and capped expense reimbursement, as set forth in the applicable stalking horse agreement executed by the Debtors and the applicable LiDAR Stalking Horse Bidder; provided that no break‑up fee shall exceed three percent (3%) of the purchase price in the applicable stalking horse bid and the total expense reimbursement shall be limited to the actual, documented, out‑of‑pocket expenses incurred by the LiDAR Stalking Horse Bidder, shall be subject to a cap of $500,000; (iv) scheduling one or more auctions for the Assets (each, an “Auction”); (v) scheduling one or more hearings (each, a “Sale Hearing”) to consider approval of a proposed Sale Transaction(s); (vi) authorizing and approving (a) a notice of Auction(s), sales of the Assets, indenture-related actions, and the Sale Hearing(s), substantially in the form attached to the Bidding Procedures Order as Exhibit 2 (the “Sale Notice”); and (b) with respect to any proposed Sale Transaction for the LiDAR Assets (each, a “LiDARCo Sale Transaction”), notice to each non‑Debtor counterparty (each, a “Contract Counterparty”) to an executory contract or unexpired lease of non‑residential real property of the Debtors (each, a “Contract”) regarding the potential assumption and assignment of such Contracts and the Debtors’ calculations of the amount necessary to cure any monetary defaults under such Contracts (the “Cure Costs”), substantially in the form attached to the Bidding Procedures Order as Exhibit 3 (the “Cure Notice”); (vii) authorizing and approving procedures for the assumption and assignment of certain Contracts in connection with any proposed Sale Transaction of the LiDAR Assets (collectively, the “Assigned Contracts”) and determination of Cure Costs with respect thereto (collectively, the “Assumption and Assignment Procedures”); and (viii) granting related relief;

2.
An order (the “LSICo Sale Order”) authorizing and approving, with respect to any proposed LSICo Sale Transaction: (i) the sale of the LSI Assets free and clear of all liens, claims, interests, and encumbrances, except certain permitted encumbrances as determined by the Debtors and any purchaser of the Assets, with liens to attach to the proceeds of the LSICo Sale Transaction; and (ii) (a) the Debtors’ entry into the Supplemental Indentures (as defined in the Motion), (b) the making of one or more Asset Sale Offers (as defined in the Motion), and (c) the use of net proceeds of the LSICo Sale Transaction to offer to purchase certain prepetition secured debt from the holders thereof in accordance with the Asset Sale Offers ((a)-(c) collectively with any related actions as set forth in the LSICo Sale Order, the “Indenture-Related Actions”); and

3.
One or more orders (each, a “LiDARCo Sale Order”) authorizing and approving, with respect to any proposed LiDARCo Sale Transaction: (i) the sale of the applicable Assets free and clear of all liens, claims, interests, and encumbrances, except certain permitted encumbrances as determined by the Debtors and any purchaser of the Assets, with liens to attach to the proceeds of the applicable Sale Transaction; and (ii) the assumption and assignment of the Assigned Contracts.

On December 30, 2025, the Court entered the Bidding Procedures Order (Docket No. 119), approving, among other things, the Global Bidding Procedures, which establishes the key dates and times related to the Auction, the Sale Transaction(s), and the Sale Hearing.  All interested bidders should carefully read the Bidding Procedures Order and the Global Bidding Procedures in their entirety.4

[4]
To the extent of any inconsistencies between the Global Bidding Procedures and the summary descriptions of the Global Bidding Procedures in this notice, the terms in the Bidding Procedures shall control in all respects.

Assets for Sale

The Debtors are marketing for the sale of substantially all of their Assets including:

a)	assets related to the Debtors’ Light Detector and Ranging-related business segment (collectively, the “LiDAR Assets”);

b)
equity interests in Luminar Semiconductor, Inc. (“LSICo”), the Debtors’ Advanced Technologies and Services business segment, which includes LSI’s chip design subsidiary companies, including Optogration, Inc., Freedom Photonics LLC, and EM4, LLC (collectively, the “LSI Assets”); and

c)	certain other assets of the Debtors as determined by the Debtors in their sole discretion.

A party may submit a bid for any individual Asset (or combination of Assets), in each case, in accordance with the terms and provisions of the Global Bidding Procedures.

Stalking Horse Bid

In the Bidding Procedures Order, the Court approved a binding stalking horse bid for the LSI Assets (the “LSI Stalking Horse Bid”), the stock purchase agreement with the LSI Stalking Horse Bidder (the “LSI Stalking Horse Agreement”),5 dated December 15, 2025.  The LSI Stalking Horse Bid is subject to higher or otherwise better offers submitted in accordance with the terms and provisions of the Global Bidding Procedures.

Indenture-Related Actions and LSICo Sale Order

The LSI Stalking Horse Agreement requires, and it is likely that any other purchase agreement for the LSI Assets would require, the Indenture‑Related Actions to release LSI’s and its subsidiaries’ liens and guarantees under the Secured Indentures (as defined in the Motion) (the “Guarantee and Lien Release”), as such entities are not Debtors.  As further described in the Motion, the Indenture-Related Actions include (i) entering into Supplemental Indentures to amend the Secured Indentures to modify or eliminate certain covenants to permit the Asset Sale Offers, (ii) the making of one or more Asset Sale Offers to holders of Secured Notes, and (iii) the application of the Net Proceeds (as defined in the Motion) to purchase and cancel Secured Notes from holders who tender their Secured Notes in the Asset Sale Offer(s) in accordance with the terms of such Asset Sale Offer(s) and the Secured Indentures.  The LSI Stalking Horse Agreement contemplates other corporate actions prior to the sale, including the transfer of LSICo’s interest in BFE Acquisition Sub II, LLC dba Black Forest Engineering to Luminar Parent and the settlement of certain intercompany claims.

[5]	The LSI Stalking Horse Agreement is attached as Exhibit B to the Motion.

The Debtors are seeking approval at the Sale Hearing, via entry of the Sale Order, for each of (i) the Indenture-Related Actions and (ii) the corporate actions required by the LSI Stalking Horse Agreement.  Any party seeking to object to any Indenture-Related Actions or the corporate actions required by the LSICo Sale Order shall file a Sale Objection by the Sale Objection Deadline as set forth below.

Important Dates and Deadlines

•
Bid Deadline.  A Qualified Bidder (as defined in the Global Bidding Procedures) that desires to make a bid shall deliver a written or electronic copy of its conforming bid so as to be received no later than January 9, 2026 at 5:00 p.m. (Central Time) (the “Bid Deadline”).  The Debtors may extend the Bid Deadline for any Assets for any reason whatsoever, in consultation with the Consultation Parties (as defined in the Global Bidding Procedures).

•
Designation of Stalking Horse Bidders for LiDAR Assets.  The Debtors may, but are not obligated to, after consulting with the Consultation Parties, designate one or more Stalking Horse Bidders for one or more of the LiDAR Assets and offer Stalking Horse Bid Protections to each such LiDAR Stalking Horse Bidder (except in connection with a Credit Bid), including a break‑up fee and reimbursement of reasonable and documented out‑of‑pocket expenses subject to a reasonable cap, as further described in the Global Bidding Procedures (collectively, a “Termination Fee”).  In the event the Debtors, in consultation with the Consultation Parties, select a party to serve as a LiDAR Stalking Horse Bidder(s), upon such selection, the Debtors will file a notice with the Court designating such party as the LiDAR Stalking Horse Bidder.

•
Auction.  With respect to each sale process, in the event that the Debtors receive one or more Qualified Bids, the Debtors shall conduct an auction (the “Auction”) with respect to such Qualified Bids.  The Auction, if required, shall be scheduled on January 15, 2026 at 9:00 a.m. (Central Time).[6]

The Auction, if required, shall be conducted at (a) the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, (b) some other physical location to be determined by the Debtors, or (c) virtually or at such other date, time or location as designated by the Debtors, after consulting with the Consultation Parties  may notify Qualified Bidders who have submitted Qualified Bids.  If the Debtors conduct the Auction virtually, the Debtors will provide instructions setting forth how to attend the Auction to the participants and other attendees via electronic mail.  The Debtors will provide notice (via electronic mail or otherwise) of any change in the date, time, or location of the Auction to Qualified Bidders and the Consultation Parties and will cause publication of such change to occur on the Omni Website.  Only a Qualified Bidder will be eligible to participate at an Auction, subject to such limitations as the Debtors may impose in good faith.  Professionals and/or other representatives of the Consultation Parties will be permitted to attend and observe an Auction.

[6]	Or such earlier or later date designated by the Debtors after consultation with the Consultation Parties.

•
Assumption and Assignment of Contracts.  The Assigned Contracts to be assumed or assumed and assigned to the Successful Bidder(s) in connection with the LiDARCo Sale Transaction(s) will be identified in one or more Cure Notices.

•
Sale Objection Deadlines.  Objections to the proposed Sale Transactions, including any objection to the sale of any Assets free and clear of liens, claims, encumbrances, or interests, pursuant to section 363(f) of the Bankruptcy Code, the Indenture-Related Actions, and entry of a Sale Order (each, a “Sale Objection”), must be (i) filed in accordance with the Bidding Procedures Order, (ii) filed with the Court, and (iii) served on the Objection Notice Parties by no later than January 20, 2026 at 4:00 p.m. (Central Time) (the “Sale Objection Deadline”).[7]

•
Sale Hearing.  Unless the Debtors file and serve a revised notice, the Sale Hearing to approve the Sale Transaction(s), including the Indenture-Related Actions, will be held before the Honorable Christopher M. Lopez, United States Bankruptcy Judge, at the Houston Division of the Bankruptcy Court, located at 515 Rusk Avenue, 4th Floor, Courtroom 402, Houston, TX 77002 on January 27, 2026 at 2:30 p.m. (Central Time).[8]  Audio communication will be by use of the Court’s teleconference system at 1‑832‑917‑1510.  Once connected, you will be prompted to enter Judge Lopez’s conference room number, 590153.  Video communication will be by use of the GoToMeeting platform at https://www.gotomeet.me/JudgeLopez, and entering meeting code “JudgeLopez”.

The Sale Hearing may be adjourned or rescheduled as ordered by the Court, or by the Debtors in consultation with the Consultation Parties, but without further notice to creditors and parties in interest other than by announcement by Debtors of the adjourned date at the Sale Hearing.

The Debtors’ presentation to the Court for approval of a Successful Bid(s) does not constitute the Debtors’ acceptance of the Successful Bid(s).  The Debtors shall be deemed to have accepted Successful Bid(s) only when the Successful Bid(s) has been approved by order of the Court.

Nothing herein will be deemed a waiver of any rights of the Debtors or any other parties in interest to contest any rights asserted by any person in such objections, and all such rights of the Debtors are expressly preserved.

[7]	Or such earlier or later date designated by the Debtors after consultation with the Consultation Parties.

[8]	Or such earlier or later date designated by the Debtors after consultation with the Consultation Parties.

Additional Information

Until the applicable Bid Deadline, the Debtors will provide parties reasonable access to their confidential electronic data room and any other additional information that the Debtors believe to be reasonable and appropriate under the circumstances.

Any party interested in submitting a bid on any of the assets should contact the Debtors’ investment banker, Jefferies Group LLC (Attn: Richard Morgner and Alan Young (Emails: rmorgner@jefferies.com, ayoung@jefferies.com)).

Copies of the Motion, the Bidding Procedures Order, and the Global Bidding Procedures may be obtained free of charge at the website dedicated to the Debtors’ chapter 11 cases maintained by their claims and noticing agent and administrative advisor, Omni Agent Solutions, Inc., located at https://omniagentsolutions.com/Luminar.

Reservation of Rights

The Debtors reserve the right to, in their reasonable business judgment and in consultation with the Consultation Parties, in a manner consistent with their fiduciary duties and applicable law, to modify or terminate these Global Bidding Procedures; waive terms and conditions set forth herein with respect to all Potential Bidders; accelerate or extend the date of any Bid Deadline or Auction; extend or accelerate any other deadlines set forth herein; announce at any Auction modified or additional procedures for conducting the Auction; and alter the assumptions set forth herein.  Subject to the foregoing, the Debtors may provide reasonable accommodations to any Potential Bidder(s) with respect to such terms, conditions, and deadlines of the Bidding and Auction Process to promote further bids on the Debtors’ Assets and/or to terminate discussions with any and all prospective acquirers and investors at any time and without specifying the reasons therefor; provided that any aforementioned accommodations and modifications (i) do not conflict with and are not inconsistent with the Bidding Procedures Order, the Bidding Procedures, the Bankruptcy Code, or any order of the Court, (ii) do not frustrate or otherwise impair the Stalking Horse’s ability to close the Sale Transaction(s), (iii) are promptly communicated to each Qualified Bidder, and (iv) do not extend the Bid Deadline, the date of the Auction, the closing of the Auction or other Milestones (as defined in the Interim Cash Collateral Order) related to the Debtors’ sale process without the consent of the Prepetition Secured Parties (as defined in the Interim Cash Collateral Order).

FAILURE TO ABIDE BY THE GLOBAL BIDDING PROCEDURES, THE BIDDING PROCEDURES ORDER, OR ANY OTHER ORDER OF THE COURT IN THESE CHAPTER 11 CASES MAY RESULT IN THE REJECTION OF YOUR BID.

THE FAILURE OF ANY PERSON OR ENTITY TO FILE AND SERVE AN OBJECTION IN ACCORDANCE WITH THE BIDDING PROCEDURES ORDER BY THE SALE OBJECTION DEADLINES SHALL FOREVER BAR SUCH PERSON OR ENTITY FROM ASSERTING ANY OBJECTION TO THE MOTION, THE ORDER APPROVING THE APPLICABLE SALE TRANSACTION, THE PROPOSED SALE TRANSACTION, THE INDENTURE-RELATED ACTIONS OR OTHER CORPORATE ACTIONS CONTEMPLATED BY THE SALE TRANSACTIONS, OR THE DEBTORS’ CONSUMMATION OF A STALKING HORSE AGREEMENT OR ANY OTHER AGREEMENT EXECUTED BY THE DEBTORS AND A SUCCESSFUL BIDDER AT THE AUCTION.

Dated:	December 31, 2025
Houston, Texas

/s/ Stephanie N. Morrison
WEIL, GOTSHAL & MANGES LLP
Stephanie N. Morrison (24126930)
Austin B. Crabtree (24109763)
700 Louisiana Street, Suite 3700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile: (713) 224-9511
		Email:	Stephanie.Morrison@weil.com
Austin.Crabtree@weil.com

-and-

WEIL, GOTSHAL & MANGES LLP
Ronit J. Berkovich (admitted pro hac vice)
Jessica Liou (admitted pro hac vice)
Alexandra Langmo
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
		Email:	Ronit.Berkovich@weil.com
Jessica.Liou@weil.com
Alexandra.Langmo@weil.com

Proposed Attorneys for Debtors and Debtors in Possession